AXS First Priority CLO Bond ETF

a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 20, 2024, to the

Prospectus, Statement of Additional Information and Summary Prospectus, each dated July 31, 2023.

Change in Investment Advisor

AXS Investments LLC (“AXS”) and Alternative Access Funds, LLC (“AAF”) currently serve as the investment advisor and sub-advisor, respectively, for the AXS First Priority CLO Bond ETF (the “ETF”). Recently, AXS and AAF determined to recommend transition of the role of primary investment advisor from AXS to AAF. To facilitate this transition and on the recommendation of AXS, the Board of Trustees of the Trust (the “Board”), at a meeting held on March 4, 2024, considered and approved the following: (i) the termination of the current advisory agreement between AXS and the Trust, on behalf of the ETF, effective on or about March 26, 2024 (the “Effective Date”), and (ii) a new investment advisory agreement between the Trust, on behalf of the ETF, and AAF (the “New Agreement”). In addition, the Board approved the submission of a proposal to the ETF’s shareholders to approve the New Agreement. The New Agreement will be effective for 150 days from the Effective Date, and, upon approval by shareholders of the ETF, will remain in effect for a two-year initial period. The current investment sub-advisory agreement between AXS and AAF, with respect to the ETF, will automatically terminate upon termination of the current advisory agreement.

The ETF’s investment objective, principal investment strategy and investment policies will remain the same after the change in investment advisor. In addition, Peter Coppa, Managing Partner of AAF, who has managed the ETF since its inception, will continue to manage the ETF. Under the New Agreement, AAF will receive the same annual advisory fee that AXS receives from the ETF under the current advisory agreement, and the ETF will continue to operate under a unitary management fee structure, whereby the investment advisor pays all expenses of the ETF (subject to certain exceptions) from the management fee received from the ETF.

A special meeting of ETF shareholders will be held to consider and vote on the New Agreement. A proxy statement will be sent to ETF shareholders in advance of the meeting. Please read the proxy statement when it is available because it contains important information about the shareholder meeting and the New Agreement.

Change in ETF Name

Effective on the Effective Date, the name of the ETF will change to Alternative Access First Priority CLO Bond ETF.

Please file this Supplement with your records.